TF1 STKP

                       SUPPLEMENT DATED NOVEMBER 17, 1997
                              TO THE PROSPECTUS OF
                             Franklin Tax-Free Trust
    (TF1 - Arizona Insured, Florida Insured, Insured, Massachusetts Insured, Michigan Insured, Minnesota Insured, and Ohio Insured Tax-Free Income Funds)
                               dated July 1, 1997

The prospectus is amended as follows:

I. The fifth paragraph under "How does the Fund Invest its Assets? - Types of Securities in which the Fund May Invest" is replaced with the following:

     The Fund may invest up to 35% of its total assets in uninsured securities. The types of uninsured securities in which the Fund may invest are currently limited to (i) municipal securities secured by an escrow or trust account consisting of direct U.S. government obligations; (ii) securities that are rated in one of the three highest rating categories of a nationally recognized rating service or that are unrated but are considered by Advisers to be comparable in quality; or (iii) short-term, tax-exempt instruments, pending investment in longer-term municipal securities, rated in the highest rating category of Moody's, S&P or Fitch. The Fund's investment in the type of securities described in (ii) above is limited, however, to no more than 20% of the Fund's total assets. For a description of the various rating categories, please see "Appendices - Description of Ratings" in the SAI.

II. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," are replaced with the following:

     Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 3 which also apply to Class II purchases.

     Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

     1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

III. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

     Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.